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Exhibit 99.2

Supplemental Financial Information
For the three and six months ended June 30, 2014

 The Macerich Company

Supplemental Financial and Operating Information

Table of Contents

        All information included in this supplemental financial package is unaudited, unless otherwise indicated.

Page No.

Corporate Overview	1-3
Overview	1
Capital Information and Market Capitalization	2
Changes in Total Common and Equivalent Shares/Units	3
Financial Data	4-9
Unaudited Pro Rata Statement of Operations	5-6
Notes to Unaudited Pro Rata Statement of Operations	7
Unaudited Pro Rata Balance Sheet	8
Supplemental FFO Information	9
Capital Expenditures	10
Operational Data	11-26
Sales Per Square Foot	11
Sales Per Square Foot by Property Ranking	12-16
Occupancy	17
Average Base Rent Per Square Foot	18
Cost of Occupancy	19
Percentage of Net Operating Income by State	20
Property Listing	21-24
Joint Venture List	25-26
Debt Tables	27-29
Debt Summary	27
Outstanding Debt by Maturity Date	28-29
Development Pipeline	30-45
Development Pipeline Forecast	30-32
Development Pipeline Information	33-45
Corporate Information	46

        This Supplemental Financial Information should be read in connection with the Company's second quarter 2014 earnings announcement (included as Exhibit 99.1 of the Company's Current Report on 8-K, event date July 23, 2014) as certain disclosures, definitions and reconciliations in such announcement have not been included in this Supplemental Financial Information.

 The Macerich Company

Supplemental Financial and Operating Information

Overview

        The Macerich Company (the "Company") is involved in the acquisition, ownership, development, redevelopment, management and leasing of regional and community/power shopping centers located throughout the United States. The Company is the sole general partner of, and owns a majority of the ownership interests in, The Macerich Partnership, L.P., a Delaware limited partnership (the "Operating Partnership").

        As of June 30, 2014, the Operating Partnership owned or had an ownership interest in 52 regional shopping centers and nine community/power shopping centers aggregating approximately 55 million square feet of gross leasable area ("GLA"). These 61 centers are referred to hereinafter as the "Centers", unless the context requires otherwise.

        The Company is a self-administered and self-managed real estate investment trust ("REIT") and conducts all of its operations through the Operating Partnership and the Company's management companies (collectively, the "Management Companies").

        All references to the Company in this Exhibit include the Company, those entities owned or controlled by the Company and predecessors of the Company, unless the context indicates otherwise.

        This document contains information constituting forward-looking statements and includes expectations regarding the Company's future operational results as well as development, redevelopment and expansion activities. Stockholders are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements of the Company to vary materially from those anticipated, expected or projected. Such factors include, among others, general industry, economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of current and prospective tenants, anchor or tenant bankruptcies, closures, mergers or consolidations, lease rates, terms and payments, interest rate fluctuations, availability, terms and cost of financing, operating expenses, and competition; adverse changes in the real estate markets, including the liquidity of real estate investments; and risks of real estate development, redevelopment, and expansion, including availability, terms and cost of financing, construction delays, environmental and safety requirements, budget overruns, sunk costs and lease-up; the inability to obtain, or delays in obtaining, all necessary zoning, land-use, building, and occupancy and other required governmental permits and authorizations; and governmental actions and initiatives (including legislative and regulatory changes) as well as terrorist activities or other acts of violence which could adversely affect all of the above factors. Furthermore, occupancy rates and rents at a newly completed property may not be sufficient to make the property profitable. The reader is directed to the Company's various filings with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the year ended December 31, 2013, for a discussion of such risks and uncertainties, which discussion is incorporated herein by reference. The Company does not intend, and undertakes no obligation, to update any forward-looking information to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events unless required by law to do so.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Information and Market Capitalization

	Period Ended
	6/30/2014	12/31/2013	12/31/2012
	dollars in thousands, except per share data
Closing common stock price per share	$66.75	$58.89	$58.30
52 week high	$68.28	$72.19	$62.83
52 week low	$55.13	$55.13	$49.67
Shares outstanding at end of period
Class A non-participating convertible preferred units	184,304	184,304	184,304
Common shares and partnership units	151,018,255	150,673,110	147,601,848

Total common and equivalent shares/units outstanding	151,202,559	150,857,414	147,786,152

Portfolio capitalization data
Total portfolio debt, including joint ventures at pro rata	$6,196,550	$6,037,219	$6,620,507
Equity market capitalization	10,092,771	8,883,993	8,615,933

Total market capitalization	$16,289,321	$14,921,212	$15,236,440

Leverage ratio(a)	38.0%	40.5%	43.5%

(a)
Debt as a percentage of total market capitalization.

Portfolio Capitalization at June 30, 2014

The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Changes in Total Common and Equivalent Shares/Units

	Partnership Units	Company Common Shares	Class A Non-Participating Convertible Preferred Units	Total Common and Equivalent Shares/ Units
Balance as of December 31, 2013	9,939,427	140,733,683	184,304	150,857,414
Conversion of partnership units to cash	(3,445)	—	—	(3,445)
Conversion of partnership units to common shares	(63,000)	63,000	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	246,471	82,701	—	329,172

Balance as of March 31, 2014	10,119,453	140,879,384	184,304	151,183,141
Conversion of partnership units to cash	(285)	—	—	(285)
Conversion of partnership units to common shares	(8,333)	8,333	—	—
Issuance of stock/partnership units from restricted stock issuance or other share- or unit-based plans	—	19,703	—	19,703

Balance as of June 30, 2014	10,110,835	140,907,420	184,304	151,202,559

        On the following pages, the Company presents its unaudited pro rata statement of operations and unaudited pro rata balance sheet reflecting the Company's proportionate ownership of each asset in its portfolio. The Company also reconciles net income attributable to the Company to funds from operations ("FFO") and FFO-diluted for the three and six months ended June 30, 2014.

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Three Months Ended June 30, 2014
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$149,220	$(9,904)	$139,316	$48,062	$187,378
Percentage rents	2,372	(228)	2,144	1,950	4,094
Tenant recoveries	83,375	(5,792)	77,583	23,369	100,952
Management Companies' revenues	8,776	—	8,776	—	8,776
Other income	10,594	(639)	9,955	5,483	15,438

Total revenues	254,337	(16,563)	237,774	78,864	316,638

Expenses:
Shopping center and operating expenses	81,865	(5,418)	76,447	25,159	101,606
Management Companies' operating expenses	20,896	—	20,896	—	20,896
REIT general and administrative expenses	5,123	—	5,123	—	5,123
Depreciation and amortization	87,801	(5,387)	82,414	19,952	102,366
Interest expense	45,800	(2,763)	43,037	16,540	59,577

Total expenses	241,485	(13,568)	227,917	61,651	289,568
Equity in income of unconsolidated joint ventures	13,903	—	13,903	(13,903)	—
Co-venture expense	(2,212)	2,212	—	—	—
Income tax benefit	2,898	—	2,898	—	2,898
Loss on remeasurement, sale or write down of assets, net	(9,455)	39	(9,416)	(3,310)	(12,726)

Net income	17,986	(744)	17,242	—	17,242
Less net income attributable to noncontrolling interests	1,898	(744)	1,154	—	1,154

Net income attributable to the Company	$16,088	$—	$16,088	$—	$16,088

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$16,088	$—	$16,088
Equity in income of unconsolidated joint ventures			(13,903)	13,903	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			1,154	—	1,154
Loss on remeasurement, sale or write down of assets, net			9,416	3,310	12,726
Gain on sale of undepreciated assets, net			122	2	124
Depreciation and amortization of all property			82,414	19,952	102,366
Depreciation on personal property			(2,412)	(221)	(2,633)

Total FFO—Basic and diluted			$92,879	$36,946	$129,825

 THE MACERICH COMPANY

UNAUDITED PRO RATA STATEMENT OF OPERATIONS

(Dollars in thousands)

	For the Six Months Ended June 30, 2014
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
Revenues:
Minimum rents	$300,852	$(19,819)	$281,033	$96,529	$377,562
Percentage rents	5,222	(423)	4,799	2,940	7,739
Tenant recoveries	174,850	(11,997)	162,853	47,574	210,427
Management Companies' revenues	16,897	—	16,897	—	16,897
Other income	21,024	(1,251)	19,773	10,201	29,974

Total revenues	518,845	(33,490)	485,355	157,244	642,599

Expenses:
Shopping center and operating expenses	172,225	(11,775)	160,450	52,219	212,669
Management Companies' operating expenses	43,677	—	43,677	—	43,677
REIT general and administrative expenses	12,006	—	12,006	—	12,006
Depreciation and amortization	176,457	(10,846)	165,611	40,327	205,938
Interest expense	92,138	(5,495)	86,643	33,654	120,297
Loss on extinguishment of debt, net	358	—	358	—	358

Total expenses	496,861	(28,116)	468,745	126,200	594,945
Equity in income of unconsolidated joint ventures	27,672	—	27,672	(27,672)	—
Co-venture expense	(4,032)	4,032	—	—	—
Income tax benefit	3,070	—	3,070	—	3,070
Loss on remeasurement, sale or write down of assets, net	(11,065)	39	(11,026)	(3,372)	(14,398)

Net income	37,629	(1,303)	36,326	—	36,326
Less net income attributable to noncontrolling interests	3,722	(1,303)	2,419	—	2,419

Net income attributable to the Company	$33,907	$—	$33,907	$—	$33,907

Reconciliation of net income attributable to the Company to FFO(3):
Net income attributable to the Company			$33,907	$—	$33,907
Equity in income of unconsolidated joint ventures			(27,672)	27,672	—
Adjustments to reconcile net income to FFO—basic and diluted:
Noncontrolling interests in the Operating Partnership			2,419	—	2,419
Loss on remeasurement, sale or write down of assets			11,026	3,372	14,398
Gain on sale of undepreciated assets, net			122	—	122
Depreciation and amortization of all property			165,611	40,327	205,938
Depreciation on personal property			(4,968)	(432)	(5,400)

Total FFO—Basic and diluted			$180,445	$70,939	$251,384

 The Macerich Company

Notes to Unaudited Pro Rata Statement of Operations

(1)
This represents the non-owned portion of consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
The Company uses FFO in addition to net income to report its operating and financial results and considers FFO and FFO-diluted as supplemental measures for the real estate industry and a supplement to Generally Accepted Accounting Principles ("GAAP") measures. The National Association of Real Estate Investment Trusts ("NAREIT") defines FFO as net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from extraordinary items and sales of depreciated operating properties, plus real estate related depreciation and amortization, impairment write-downs of real estate and write-downs of investments in an affiliate where the write-downs have been driven by a decrease in the value of real estate held by the affiliate and after adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect FFO on the same basis.

  FFO and FFO on a diluted basis are useful to investors in comparing operating and financial results between periods. This is especially true since FFO excludes real estate depreciation and amortization, as the Company believes real estate values fluctuate based on market conditions rather than depreciating in value ratably on a straight-line basis over time. The Company believes that such a presentation also provides investors with a more meaningful measure of its operating results in comparison to the operating results of other REITs. The Company believes FFO on a diluted basis is a measure investors find most useful in measuring the dilutive impact of outstanding convertible securities. The Company further believes that FFO does not represent cash flow from operations as defined by GAAP, should not be considered as an alternative to net income (loss) as defined by GAAP, and is not indicative of cash available to fund all cash flow needs. The Company also cautions that FFO, as presented, may not be comparable to similarly titled measures reported by other REITs.

  Management compensates for the limitations of FFO by providing investors with financial statements prepared according to GAAP, along with a detailed discussion of FFO and a reconciliation of FFO and FFO-diluted to net income attributable to the Company. Management believes that to further understand the Company's performance, FFO should be compared with the Company's reported net income and considered in addition to cash flows in accordance with GAAP, as presented in the Company's consolidated financial statements.

 THE MACERICH COMPANY

UNAUDITED PRO RATA BALANCE SHEET

(All Dollars in thousands)

	As of June 30, 2014
	Consolidated	Non- Controlling Interests(1)	Company's Consolidated Share	Company's Share of Joint Ventures(2)	Company's Total Share
ASSETS:
Property, net(3)	$7,556,064	$(482,630)	$7,073,434	$2,205,720	$9,279,154
Cash and cash equivalents	56,500	(10,211)	46,289	82,913	129,202
Restricted cash	15,423	(403)	15,020	7,079	22,099
Tenant and other receivables, net	97,900	(27,175)	70,725	28,477	99,202
Deferred charges and other assets, net	506,778	(13,424)	493,354	56,406	549,760
Loans to unconsolidated joint ventures	3,396	—	3,396	—	3,396
Due from affiliates	29,192	319	29,511	(1,998)	27,513
Investments in unconsolidated joint ventures	797,010	—	797,010	(797,010)	—

Total assets	$9,062,263	$(533,524)	$8,528,739	$1,581,587	$10,110,326

LIABILITIES AND EQUITY:
Mortgage notes payable	$4,373,389	$(296,617)	$4,076,772	$1,738,919	$5,815,691
Bank and other notes payable	386,718	(5,859)	380,859	—	380,859
Accounts payable and accrued expenses	66,652	(5,384)	61,268	30,919	92,187
Other accrued liabilities	306,899	(28,255)	278,644	72,822	351,466
Distributions in excess of investment in unconsolidated joint ventures	261,073	—	261,073	(261,073)	—
Co-venture obligation	76,854	(76,854)	—	—	—

Total liabilities	5,471,585	(412,969)	5,058,616	1,581,587	6,640,203

Commitments and contingencies
Equity:
Stockholders' equity:
Common stock	1,409	—	1,409	—	1,409
Additional paid-in capital	3,925,713	—	3,925,713	—	3,925,713
Accumulated deficit	(689,497)	—	(689,497)	—	(689,497)

Total stockholders' equity	3,237,625	—	3,237,625	—	3,237,625
Noncontrolling interests	353,053	(120,555)	232,498	—	232,498

Total equity	3,590,678	(120,555)	3,470,123	—	3,470,123

Total liabilities and equity	$9,062,263	$(533,524)	$8,528,739	$1,581,587	$10,110,326

(1)
This represents the non-owned portion of the consolidated joint ventures.

(2)
This represents the Company's pro rata share of unconsolidated joint ventures.

(3)
Includes construction in progress of $268,970 from the Company's consolidated share and $286,761 from its pro rata share of unconsolidated joint ventures.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Supplemental FFO Information(a)

	As of June 30,
	2014	2013
	dollars in millions
Straight line rent receivable	$71.8	$68.7

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2014	2013	2014	2013
	dollars in millions
Lease termination fees	$0.5	$0.7	$2.9	$2.1
Straight line rental income	$1.7	$2.2	$2.8	$3.4
Gain on sales of undepreciated assets	$0.1	$0.5	$0.1	$2.7
Amortization of acquired above- and below-market leases	$1.6	$1.9	$3.4	$4.3
Amortization of debt premiums	$1.2	$2.1	$2.5	$4.6
Interest capitalized	$6.1	$4.8	$11.0	$9.6

(a)
All joint venture amounts included at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Capital Expenditures

	For the Six Months Ended 6/30/14	For the Six Months Ended 6/30/13	Year Ended 12/31/13	Year Ended 12/31/12
	dollars in millions
Consolidated Centers
Acquisitions of property and equipment	$45.6	$534.5	$591.6	$1,313.1
Development, redevelopment, expansions and renovations of Centers	57.7	75.0	164.4	158.5
Tenant allowances	9.8	10.4	20.9	18.1
Deferred leasing charges	12.3	14.2	23.9	23.5

Total	$125.4	$634.1	$800.8	$1,513.2

Unconsolidated Joint Venture Centers(a)
Acquisitions of property and equipment	$0.8	$2.0	$8.2	$5.1
Development, redevelopment, expansions and renovations of Centers	103.8	45.5	118.8	79.6
Tenant allowances	1.5	4.2	8.1	6.4
Deferred leasing charges	1.6	1.8	3.3	4.2

Total	$107.7	$53.5	$138.4	$95.3

(a)
All joint venture amounts at pro rata.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Regional Shopping Center Portfolio

Sales Per Square Foot(a)

	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
06/30/2014	$491	$724	$567
06/30/2013	$485	$663	$545
12/31/2013	$488	$717	$562
12/31/2012	$463	$629	$517
12/31/2011	$417	$597	$489
12/31/2010	$392	$468	$433

(a)
Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under for regional shopping centers. Sales per square foot exclude Centers under development and redevelopment.

Sales Per Square Foot

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 06/30/2014 (e)
		Sales Per Square Foot			Occupancy			Cost of Occupancy for the Trailing 12 Months Ended 06/30/2014 (c)
									% of Portfolio 2014 Forecast Pro Rata NOI (d)
Count	Properties	06/30/2014 (a)	12/31/2013 (a)	06/30/2013 (a)	06/30/2014 (b)	12/31/2013 (b)	06/30/2013 (b)

	Group 1: Top 10
1	Washington Square	$1,061	$1,090	$956	92.7%	92.2%	90.4%			117,779
2	Queens Center	$1,059	$1,038	$1,043	95.1%	98.8%	97.3%			306,000
3	Biltmore Fashion Park	$891	$927	$921	98.2%	90.0%	88.3%			28,829
4	North Bridge, The Shops at	$882	$906	$918	99.0%	97.3%	90.9%			96,983
5	Corte Madera, Village at	$933	$902	$886	98.1%	97.8%	97.4%			38,029
6	Tysons Corner Center	$822	$824	$828	98.0%	98.2%	98.0%			419,512
7	Santa Monica Place	$741	$734	$746	90.1%	90.5%	90.4%			232,904
8	Broadway Plaza(f)	n/a	$726	$678	n/a	87.1%	93.6%			68,871
9	Tucson La Encantada	$738	$694	$690	91.2%	92.2%	91.9%			72,192
10	Scottsdale Fashion Square	$695	$694	$634	94.1%	94.5%	92.3%			256,223

	Total Top 10:	$861	$855	$823	95.6%	95.0%	93.8%	13.9%	22.8%	1,637,322

	Group 2: Top 11-20
11	Fashion Outlets of Chicago(g)	n/a	n/a	n/a	93.6%	95.4%	n/a			67,823
12	Kings Plaza Shopping Center	$678	$675	$680	92.1%	95.9%	95.8%			485,674
13	Los Cerritos Center	$681	$674	$682	98.7%	97.3%	94.8%			97,106
14	Arrowhead Towne Center	$665	$649	$653	92.4%	96.8%	94.7%			232,388
15	Kierland Commons	$667	$637	$637	96.8%	97.2%	97.1%			67,500
16	Danbury Fair Mall	$640	$636	$644	95.9%	96.6%	95.5%			231,424
17	Freehold Raceway Mall	$599	$619	$619	97.6%	98.5%	98.8%			115,859
18	Twenty Ninth Street	$589	$613	$585	99.1%	95.7%	95.3%			—
19	Fresno Fashion Fair	$595	$609	$626	97.2%	96.8%	96.5%			157,507
20	Vintage Faire Mall	$597	$594	$592	98.3%	99.3%	99.9%			98,370

	Total Top 11-20:	$631	$632	$635	96.3%	97.0%	96.6%	13.1%	27.7%	1,553,651

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 06/30/2014 (e)
		Sales Per Square Foot			Occupancy			Cost of Occupancy for the Trailing 12 Months Ended 06/30/2014 (c)
									% of Portfolio 2014 Forecast Pro Rata NOI (d)
Count	Properties	06/30/2014 (a)	12/31/2013 (a)	06/30/2013 (a)	06/30/2014 (b)	12/31/2013 (b)	06/30/2013 (b)
	Group 3: Top 21-30
21	Chandler Fashion Center	$590	$567	$576	93.7%	97.5%	95.8%			100,200
22	Green Acres Mall	$557	$541	$546	94.6%	93.4%	94.3%			316,694
23	Fashion Outlets of Niagara Falls USA(f)	n/a	$532	$573	n/a	94.6%	94.7%			122,706
24	West Acres	$510	$527	$546	99.8%	99.8%	100.0%			11,167
25	FlatIron Crossing	$533	$525	$534	94.6%	93.7%	96.2%			264,778
26	Stonewood Center	$542	$522	$504	98.5%	96.1%	97.2%			53,429
27	Victor Valley, Mall of	$493	$509	$484	97.1%	97.0%	96.9%			90,000
28	Deptford Mall	$517	$505	$502	98.6%	96.7%	97.0%			214,145
29	Oaks, The	$492	$502	$507	97.7%	97.2%	96.6%			212,239
30	SanTan Village Regional Center	$494	$495	$492	97.3%	96.7%	96.5%			114,791

	Total Top 21-30:	$527	$524	$531	96.4%	95.9%	96.2%	13.5%	22.6%	1,500,149

	Group 4: Top 31-40
31	Valley River Center	$474	$478	$494	97.2%	98.2%	95.7%			120,000
32	South Plains Mall	$449	$468	$469	93.2%	88.3%	87.9%			72,089
33	Lakewood Center	$430	$430	$424	97.2%	97.5%	96.2%			127,500
34	Inland Center	$420	$417	$409	98.6%	97.9%	97.8%			25,000
35	Pacific View	$401	$405	$412	95.8%	98.7%	97.9%			134,531
36	Northgate Mall	$395	$396	$395	97.9%	97.9%	97.9%			64,000
37	La Cumbre Plaza	$394	$396	$401	88.0%	86.4%	83.7%			—
38	Eastland Mall	$373	$395	$411	93.1%	98.8%	95.6%			168,000
39	South Towne Center	$349	$352	$365	96.8%	88.9%	87.6%			—
40	Westside Pavilion	$341	$348	$363	95.8%	94.7%	94.7%			150,905

	Total Top 31-40:	$405	$410	$416	95.7%	95.1%	93.8%	14.7%	15.9%	862,025

	Total Top 40:	$606	$607	$603	96.0%	95.8%	95.2%	13.7%	89.0%	5,553,147

The Macerich Company
Sales Per Square Foot by Property Ranking (Unaudited)

										Outstanding Debt @ Pro Rata ($ in thousands) 06/30/2014 (e)
		Sales Per Square Foot			Occupancy			Cost of Occupancy for the Trailing 12 Months Ended 06/30/2014 (c)
									% of Portfolio 2014 Forecast Pro Rata NOI (d)
Count	Properties	06/30/2014 (a)	12/31/2013 (a)	06/30/2013 (a)	06/30/2014 (b)	12/31/2013 (b)	06/30/2013 (b)

	Group 5: 41-52
41	Superstition Springs Center	$344	$345	$348	94.3%	96.9%	96.6%			68,237
42	Towne Mall	$319	$331	$343	91.2%	86.4%	85.8%			22,802
43	Capitola Mall	$324	$326	$329	85.2%	85.3%	85.4%			—
44	NorthPark Mall	$318	$313	$307	92.0%	91.6%	93.2%			—
45	Flagstaff Mall	$314	$310	$309	73.7%	78.8%	81.5%			37,000
46	Cascade Mall	$305	$298	$304	93.4%	91.5%	91.1%			—
47	Wilton Mall	$286	$296	$306	92.1%	90.7%	90.5%			—
48	Valley Mall	$279	$286	$284	93.4%	95.4%	93.9%			41,765
49	Desert Sky Mall	$272	$270	$263	94.8%	89.2%	93.8%			—
50	Great Northern Mall	$239	$247	$256	93.0%	95.5%	95.1%			34,993
51	SouthPark Mall(f)	n/a	$228	$248	n/a	79.4%	79.3%			—
52	Paradise Valley Mall(f)	n/a	n/a	n/a	n/a	n/a	n/a			—

	Total 41-52:	$302	$295	$299	91.7%	90.1%	90.5%	12.9%	7.8%	204,797

	Total Regional Shopping Centers	$567	$565	$561	95.4%	94.9%	94.5%	13.6%	96.8%	5,757,944

	Total Community / Power Centers								2.8%	56,122

	Other Non-mall Assets								0.4%	1,625

	TOTAL							13.5%	100.0%	5,815,691

The Macerich Company
Sales Per Square Foot by Property Ranking (unaudited)

Count	Properties	Sales Per Square Foot 12/31/2012 (a)	Occupancy 12/31/2012 (b)	% of Portfolio 2012 Pro Rata NOI (h)

	2013 Disposition Centers
1	Chesterfield Towne Center	$361	91.9%
2	Fiesta Mall	$235	86.1%
3	Green Tree Mall	$400	91.2%
4	Kitsap Mall	$383	92.4%
5	Northridge Mall	$342	97.2%
6	Redmond Town Center	$361	89.2%
7	Redmond Town Center-Office	n/a	99.1%
8	Ridgmar Mall	$332	84.6%
9	Rimrock Mall	$424	92.0%
10	Salisbury, Centre at	$311	96.3%

10	Total 2013 Disposition Centers:	$348	92.1%

	2014 Disposition Centers
1	Lake Square Mall	$232	86.4%
2	Rotterdam Square	$232	86.1%
3	Somersville Towne Center	$287	84.7%

3	Total 2014 Disposition Centers:	$244	85.9%

13	TOTAL DISPOSITION CENTERS	$333	91.2%	9.8%

 The Macerich Company

Notes to Sales Per Square Foot by Property Ranking (unaudited)

Footnotes
(a)	Sales are based on reports by retailers leasing mall and freestanding stores for the trailing 12 months for tenants which have occupied such stores for a minimum of 12 months. Sales per square foot are based on tenants 10,000 square feet and under. Properties are ranked by Sales per square foot as of December 31, 2013.
(b)	Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.
(c)	Cost of Occupancy represents "Tenant Occupancy Costs" divided by "Tenant Sales". Tenant Occupancy Costs in this calculation are the amounts paid to the Company, including minimum rents, percentage rents and recoverable expenditures, which consist primarily of property operating expenses, real estate taxes and repair and maintenance expenditures.
(d)	The percentage of Portfolio 2014 Forecast Pro Rata Net Operating Income ("NOI") is based on guidance reconfirmed on July 23, 2014. NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. It does not reflect REIT expenses and net Management Company expenses. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.
(e)	Please see further disclosures for Outstanding Debt at pro rata on pages 28-29.
(f)	These assets are under redevelopment including demolition and reconfiguration of the Centers and tenant spaces, accordingly the Sales per square foot and Occupancy during the periods of redevelopment are not included.
(g)	Fashion Outlets of Chicago opened August 1, 2013 and is included in "Group 2: Top 11 - 20" above based on the Company's expectations for Sales per square foot at this property. See the Company's forward-looking statements disclosure on page 1 for factors that may affect this information.
(h)	The percentage of Portfolio 2012 Pro Rata NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. It does not reflect REIT expenses and net Management Company expenses.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Occupancy(a)

Regional Shopping Centers: Period Ended	Consolidated Centers	Unconsolidated Joint Venture Centers	Total Centers
06/30/2014	94.7%	97.0%	95.4%
06/30/2013	93.4%	94.7%	93.8%
12/31/2013(b)	93.9%	96.2%	94.6%
12/31/2012	93.4%	94.5%	93.8%

(a)
Occupancy is the percentage of mall and freestanding GLA leased as of the last day of the reporting period. Occupancy excludes Centers under development and redevelopment.

(b)
Rotterdam Square, sold January 15, 2014, is excluded at December 31, 2013.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Average Base Rent Per Square Foot(a)

	Average Base Rent PSF(b)	Average Base Rent PSF on Leases Executed during the trailing twelve months ended(c)	Average Base Rent PSF on Leases Expiring(d)
Consolidated Centers
06/30/2014	$45.41	$45.24	$40.25
06/30/2013	$43.26	$45.45	$40.16
12/31/2013	$44.51	$45.06	$40.00
12/31/2012	$40.98	$44.01	$38.00
Unconsolidated Joint Venture Centers
06/30/2014	$64.14	$76.05	$56.73
06/30/2013	$57.58	$59.15	$50.84
12/31/2013	$62.47	$63.44	$48.43
12/31/2012	$55.64	$55.72	$48.74
All Regional Shopping Centers
06/30/2014	$49.14	$51.33	$43.46
06/30/2013	$46.58	$48.57	$42.54
12/31/2013	$48.16	$49.09	$41.88
12/31/2012	$44.29	$46.78	$40.54

(a)
Average base rent per square foot is based on spaces 10,000 square feet and under. All joint venture amounts are included at pro rata. Centers under development and redevelopment are excluded.

(b)
Average base rent per square foot gives effect to the terms of each lease in effect, as of the applicable date, including any concessions, abatements and other adjustments or allowances that have been granted to the tenants. Rotterdam Square, sold January 15, 2014, is excluded at December 31, 2013.

(c)
The average base rent per square foot on leases executed during the period represents the actual rent to be paid during the first twelve months.

(d)
The average base rent per square foot on leases expiring during the period represents the final year minimum rent on a cash basis.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Cost of Occupancy

		For Years Ended December 31,
	For the trailing twelve months ended June 30, 2014
		2013(a)	2012
Consolidated Centers
Minimum rents	8.6%	8.4%	8.1%
Percentage rents	0.3%	0.4%	0.4%
Expense recoveries(b)	4.5%	4.5%	4.2%

Total	13.4%	13.3%	12.7%

		For Years Ended December 31,
	For the trailing twelve months ended June 30, 2014
		2013(a)	2012
Unconsolidated Joint Venture Centers
Minimum rents	9.0%	8.8%	8.9%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.2%	4.0%	3.9%

Total	13.6%	13.2%	13.2%

		For Years Ended December 31,
	For the trailing twelve months ended June 30, 2014
		2013(a)	2012
All Centers
Minimum rents	8.7%	8.6%	8.4%
Percentage rents	0.4%	0.4%	0.4%
Expense recoveries(b)	4.4%	4.3%	4.0%

Total	13.5%	13.3%	12.8%

(a)
Rotterdam Square, sold January 15, 2014, is excluded for the year ended December 31, 2013.

(b)
Represents real estate tax and common area maintenance charges.

 The Macerich Company

Percentage of Net Operating Income by State

State	% of Portfolio 2014 Forecast Pro Rata NOI(a)
California	28.0%
Arizona	18.8%
New York	15.8%
New Jersey & Connecticut	9.2%
Illinois, Indiana & Iowa	8.1%
Virginia	5.7%
Colorado	5.5%
Oregon	3.7%
Other(b)	5.2%

Total	100.0%

(a)
The percentage of Portfolio 2014 Forecast Pro Rata NOI is based on guidance reconfirmed on July 23, 2014. NOI excludes the following items: straight-line rent, above/below market adjustments to minimum rents and termination fee income. NOI also does not reflect REIT expenses and net Management Company expenses. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this column.

(b)
"Other" includes Kentucky, North Dakota, Texas, Utah and Washington.

The Macerich Company

Property Listing

June 30, 2014

The following table sets forth certain information regarding the Centers and other locations that are wholly owned or partly owned by the Company.

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
	CONSOLIDATED CENTERS:
1	100%	Arrowhead Towne Center Glendale, Arizona	1993/2002	2004	1,198,000
2	100%	Capitola Mall(c) Capitola, California	1977/1995	1988	586,000
3	100%	Cascade Mall Burlington, Washington	1989/1999	1998	593,000
4	50.1%	Chandler Fashion Center Chandler, Arizona	2001/2002	—	1,322,000
5	100%	Danbury Fair Mall Danbury, Connecticut	1986/2005	2010	1,273,000
6	100%	Deptford Mall Deptford, New Jersey	1975/2006	1990	1,039,000
7	100%	Desert Sky Mall Phoenix, Arizona	1981/2002	2007	892,000
8	100%	Eastland Mall(c) Evansville, Indiana	1978/1998	1996	1,044,000
9	60%	Fashion Outlets of Chicago Rosemont, Illinois	2013/—	—	529,000
10	100%	Flagstaff Mall Flagstaff, Arizona	1979/2002	2007	347,000
11	100%	FlatIron Crossing Broomfield, Colorado	2000/2002	2009	1,435,000
12	50.1%	Freehold Raceway Mall Freehold, New Jersey	1990/2005	2007	1,674,000
13	100%	Fresno Fashion Fair Fresno, California	1970/1996	2006	969,000
14	100%	Great Northern Mall Clay, New York	1988/2005	—	895,000
15	100%	Green Acres Mall(c) Valley Stream, New York	1956/2013	2007	1,793,000
16	100%	Kings Plaza Shopping Center(c) Brooklyn, New York	1971/2012	2002	1,195,000
17	100%	La Cumbre Plaza(c) Santa Barbara, California	1967/2004	1989	494,000
18	100%	Northgate Mall San Rafael, California	1964/1986	2010	720,000
19	100%	NorthPark Mall Davenport, Iowa	1973/1998	2001	1,050,000
20	100%	Oaks, The Thousand Oaks, California	1978/2002	2009	1,138,000
21	100%	Pacific View Ventura, California	1965/1996	2001	1,021,000
22	100%	Santa Monica Place Santa Monica, California	1980/1999	2010	475,000
23	84.9%	SanTan Village Regional Center Gilbert, Arizona	2007/—	2009	1,006,000
24	100%	South Plains Mall Lubbock, Texas	1972/1998	1995	1,128,000

The Macerich Company

Property Listing

June 30, 2014

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
25	100%	South Towne Center Sandy, Utah	1987/1997	1997	1,278,000
26	100%	Superstition Springs Center Mesa, Arizona	1990/2002	2002	1,082,000
27	100%	Towne Mall Elizabethtown, Kentucky	1985/2005	1989	350,000
28	100%	Tucson La Encantada Tucson, Arizona	2002/2002	2005	243,000
29	100%	Twenty Ninth Street(c) Boulder, Colorado	1963/1979	2007	849,000
30	100%	Valley Mall Harrisonburg, Virginia	1978/1998	1992	505,000
31	100%	Valley River Center Eugene, Oregon	1969/2006	2007	925,000
32	100%	Victor Valley, Mall of Victorville, California	1986/2004	2012	579,000
33	100%	Vintage Faire Mall Modesto, California	1977/1996	2008	1,126,000
34	100%	Westside Pavilion Los Angeles, California	1985/1998	2007	755,000
35	100%	Wilton Mall Saratoga Springs, New York	1990/2005	1998	736,000

		Total Consolidated Centers			32,244,000

UNCONSOLIDATED JOINT VENTURE CENTERS:
36	50%	Biltmore Fashion Park Phoenix, Arizona	1963/2003	2006	516,000
37	50.1%	Corte Madera, Village at Corte Madera, California	1985/1998	2005	441,000
38	50%	Inland Center(c) San Bernardino, California	1966/2004	2004	933,000
39	50%	Kierland Commons Scottsdale, Arizona	1999/2005	2003	434,000
40	51%	Lakewood Center Lakewood, California	1953/1975	2008	2,066,000
41	51%	Los Cerritos Center Cerritos, California	1971/1999	2010	1,235,000
42	50%	North Bridge, The Shops at(c) Chicago, Illinois	1998/2008	—	670,000
43	51%	Queens Center(c) Queens, New York	1973/1995	2004	968,000
44	50%	Scottsdale Fashion Square Scottsdale, Arizona	1961/2002	2009	1,723,000
45	51%	Stonewood Center(c) Downey, California	1953/1997	1991	932,000
46	50%	Tysons Corner Center(c) McLean, Virginia	1968/2005	2005	1,956,000
47	51%	Washington Square Portland, Oregon	1974/1999	2005	1,442,000
48	19%	West Acres Fargo, North Dakota	1972/1986	2001	971,000

		Total Unconsolidated Joint Venture Centers			14,287,000

The Macerich Company

Property Listing

June 30, 2014

Count	Company's Ownership(a)	Name of Center/Location	Year of Original Construction/ Acquisition	Year of Most Recent Expansion/ Renovation	Total GLA(b)
REGIONAL SHOPPING CENTERS UNDER REDEVELOPMENT:
49	50%	Broadway Plaza(c)(d) Walnut Creek, California	1951/1985	1994	776,000
50	100%	Fashion Outlets of Niagara Falls USA(e) Niagara Falls, New York	1982/2011	2009	518,000
51	100%	Paradise Valley Mall(e) Phoenix, Arizona	1979/2002	2009	1,151,000
52	100%	SouthPark Mall(e) Moline, Illinois	1974/1998	1990	810,000

		Total Regional Shopping Centers			49,786,000

COMMUNITY / POWER CENTERS:
1	50%	Atlas Park, The Shops at(d) Queens, New York	2006/2011	2013	327,000
2	50%	Boulevard Shops(d) Chandler, Arizona	2001/2002	2004	185,000
3	67.5%	Camelback Colonnade(e) Phoenix, Arizona	1961/2002	1994	619,000
4	39.7%	Estrella Falls, The Market at(d) Goodyear, Arizona	2009/—	2009	242,000
5	100%	Panorama Mall(e) Panorama, California	1955/1979	2005	312,000
6	89.4%	Promenade at Casa Grande(e) Casa Grande, Arizona	2007/—	2009	909,000
7	100%	Southridge Center(e) Des Moines, Iowa	1975/1998	2013	809,000
8	100%	Superstition Springs Power Center(e) Mesa, Arizona	1990/2002	—	206,000
9	100%	The Marketplace at Flagstaff Mall(c)(e) Flagstaff, Arizona	2007/—	—	268,000

		Total Community / Power Centers			3,877,000

OTHER ASSETS:
	100%	Various(e)(f)			897,000
	100%	500 North Michigan Avenue(e) Chicago, Illinois			323,000
	50%	Atlas Park, The Shops at-Office(d) Queens, New York			49,000
	100%	Paradise Village Ground Leases(e) Phoenix, Arizona			58,000
	100%	Paradise Village Office Park II(e) Phoenix, Arizona			46,000
	50%	Scottsdale Fashion Square-Office(d) Scottsdale, Arizona			123,000
	50%	Tysons Corner Center-Office(c)(d) McLean, Virginia			173,000
	30%	Wilshire Boulevard(d) Santa Monica, California			40,000

		Total Other Assets			1,709,000

		Grand Total at June 30, 2014			55,372,000

The Macerich Company

Property Listing

June 30, 2014

(a)
The Company's ownership interest in this table reflects its legal ownership interest. See footnotes (a) and (b) on pages 25-26 regarding the legal versus economic ownership of joint venture entities.

(b)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of June 30, 2014.

(c)
Portions of the land on which the Center is situated are subject to one or more long-term ground leases. With respect to 48 Centers, the underlying land controlled by the Company is owned in fee entirely by the Company, or, in the case of jointly-owned Centers, by the joint venture property partnership or limited liability company.

(d)
Included in Unconsolidated Joint Venture Centers.

(e)
Included in Consolidated Centers.

(f)
The Company owns a portfolio of 14 stores located at shopping centers not owned by the Company. Of these 14 stores, four have been leased to Forever 21, one has been leased to Kohl's, one has been leased to Burlington Coat Factory, and eight have been leased for non-Anchor usage. With respect to nine of the 14 stores, the underlying land is owned in fee entirely by the Company. With respect to the remaining five stores, the underlying land is owned by third parties and leased to the Company pursuant to long-term building or ground leases.

 Joint Venture List

        The following table sets forth certain information regarding the Centers and other operating properties that are not wholly-owned by the Company. This list of properties includes unconsolidated joint ventures, consolidated joint ventures, and co-venture arrangements. The percentages shown are the effective legal ownership and economic ownership interests of the Company as of June 30, 2014.

Properties	6/30/2014 Legal Ownership(a)	6/30/2014 Economic Ownership(b)	Joint Venture	6/30/2014 Total GLA(c)
Atlas Park, The Shops at	50%	50%	WMAP, L.L.C.	327,000
Atlas Park, The Shops at-Office	50%	50%	WMAP, L.L.C.	49,000
Biltmore Fashion Park	50%	50%	Biltmore Shopping Center Partners LLC	516,000
Boulevard Shops	50%	50%	Propcor II Associates, LLC	185,000
Broadway Plaza	50%	50%	Macerich Northwestern Associates	776,000
Camelback Colonnade(d)	67.5%	67.5%	Camelback Colonnade Associates LLC	619,000
Chandler Fashion Center(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,322,000
Corte Madera, Village at	50.1%	50.1%	Corte Madera Village, LLC	441,000
Estrella Falls, The Market at(f)	39.7%	39.7%	The Market at Estrella Falls LLC	242,000
Fashion Outlets of Chicago(g)	60%	60%	Fashion Outlets of Chicago LLC	529,000
Freehold Raceway Mall(e)	50.1%	50.1%	Freehold Chandler Holdings LP	1,674,000
Inland Center	50%	50%	WM Inland LP	933,000
Kierland Commons	50%	50%	Kierland Commons Investment LLC	434,000
Lakewood Center	51%	51%	Pacific Premier Retail LP	2,066,000
Los Cerritos Center	51%	51%	Pacific Premier Retail LP	1,235,000
North Bridge, The Shops at	50%	50%	North Bridge Chicago LLC	670,000
Promenade at Casa Grande(h)	89.4%	89.4%	WP Casa Grande Retail LLC	909,000
Queens Center	51%	51%	Queens JV LP	968,000
SanTan Village Regional Center	84.9%	84.9%	Westcor SanTan Village LLC	1,006,000
Scottsdale Fashion Square	50%	50%	Scottsdale Fashion Square Partnership	1,723,000
Scottsdale Fashion Square-Office	50%	50%	Scottsdale Fashion Square Partnership	123,000
Stonewood Center	51%	51%	Pacific Premier Retail LP	932,000
Tysons Corner Center	50%	50%	Tysons Corner LLC	1,956,000
Tysons Corner Center-Office	50%	50%	Tysons Corner Property LLC	173,000
Washington Square	51%	51%	Pacific Premier Retail LP	1,442,000
West Acres	19%	19%	West Acres Development, LLP	971,000
Wilshire Boulevard	30%	30%	Wilshire Building—Tenants in Common	40,000

(a)
This column reflects the Company's legal ownership in the listed properties as of June 30, 2014.
Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests. Substantially all of the Company's joint venture agreements contain rights of first refusal, buy-sell provisions, exit rights, default dilution remedies and/or other break up provisions or remedies which are customary in real estate joint venture agreements and which may, positively or negatively, affect the ultimate realization of cash flow and/or capital or liquidation proceeds.

(b)
Economic ownership represents the allocation of cash flow to the Company as of June 30, 2014, except as noted below. In cases where the Company receives a current cash distribution greater than its legal ownership percentage due to a capital account greater than its legal ownership percentage, only the legal ownership percentage is shown in this column. The Company's economic ownership of these properties may fluctuate based on a number of factors, including mortgage refinancings, partnership capital contributions and distributions, and proceeds and gains or losses from asset sales, and the matters set forth in the preceding paragraph.

(c)
Includes GLA attributable to anchors (whether owned or non-owned) and mall and freestanding stores as of June 30, 2014.

(d)
Cash flow from operations is distributed 67.5% to the Company and 32.5% to the third-party members. Distributions from capital event proceeds are also made at these percentages such that the members receive a defined return of and return on agreed capital. Thereafter any excess capital event proceeds are distributed 52.5% to the Company and 47.5% to the third-party members.

(e)
The joint venture entity was formed in September 2009. Upon liquidation of the partnership, distributions are made in the following order: to the third-party partner until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; to the Company until it receives a 13% internal rate of return on its aggregate unreturned capital contributions; and, thereafter, 35% to the third-party partner and 65% to the Company.

(f)
Columns 1 and 2 reflect the Company's indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages. In addition, the Company has executed a joint and several guaranty of the mortgage for the property with its third-party partner. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(g)
After the third anniversary of substantial completion of the development, the Company in its sole discretion may elect to purchase the interest of the other member based on a net operating income formula using a 6.5% capitalization rate, less any unpaid debt on the property. In addition, the Company has executed a guaranty of the mortgage for the property. The Company may incur liabilities under such guaranty greater than its legal ownership percentage.

(h)
Columns 1 and 2 reflect the Company's total direct and indirect ownership interest in the property owner. The Company and a third-party partner are each members of a joint venture (the "MW Joint Venture") which, in turn, is a member in the joint venture that owns the property. Cash flow distributions for the MW Joint Venture are made in accordance with the members' relative capital accounts until the members have received distributions equal to their capital accounts, and thereafter in accordance with the members' relative legal ownership percentages.

 The Macerich Company

Supplemental Financial and Operating Information (unaudited)

Debt Summary (at Company's pro rata share)

	As of June 30, 2014
	Fixed Rate	Floating Rate	Total
	dollars in thousands
Consolidated debt	$3,792,571	$665,060	$4,457,631
Unconsolidated debt	1,623,053	115,866	1,738,919

Total debt	$5,415,624	$780,926	$6,196,550
Weighted average interest rate	4.36%	2.43%	4.11%
Weighted average maturity (years)			5.4

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of June 30, 2014
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
I. Consolidated Assets:
Great Northern Mall	01/01/15	6.54%	$34,993	$—	$34,993
South Plains Mall	04/11/15	4.78%	72,089	—	72,089
Fresno Fashion Fair	08/01/15	6.76%	157,507	—	157,507
Camelback Colonnade(b)	10/12/15	2.16%	32,756	—	32,756
Flagstaff Mall	11/01/15	5.03%	37,000	—	37,000
Vintage Faire Mall	11/05/15	5.81%	98,370	—	98,370
Valley River Center	02/01/16	5.59%	120,000	—	120,000
Prasada(c)	03/29/16	5.25%	5,859	—	5,859
Eastland Mall	06/01/16	5.79%	168,000	—	168,000
Valley Mall	06/01/16	5.85%	41,765	—	41,765
Deptford Mall	06/01/16	6.46%	14,419	—	14,419
Freehold Raceway Mall(d)	01/01/18	4.20%	115,859	—	115,859
Santa Monica Place	01/03/18	2.99%	232,904	—	232,904
Arrowhead Towne Center	10/05/18	2.76%	232,388	—	232,388
SanTan Village Regional Center(e)	06/01/19	3.14%	114,791	—	114,791
Chandler Fashion Center(d)	07/01/19	3.77%	100,200	—	100,200
Kings Plaza Shopping Center	12/03/19	3.67%	485,674	—	485,674
Danbury Fair Mall	10/01/20	5.53%	231,424	—	231,424
Fashion Outlets of Niagara Falls USA	10/06/20	4.89%	122,706	—	122,706
FlatIron Crossing	01/05/21	3.90%	264,778	—	264,778
Green Acres Mall	02/03/21	3.61%	316,694	—	316,694
Tucson La Encantada	03/01/22	4.23%	72,192	—	72,192
Pacific View	04/01/22	4.08%	134,531	—	134,531
Oaks, The	06/05/22	4.14%	212,239	—	212,239
Westside Pavilion	10/01/22	4.49%	150,905	—	150,905
Towne Mall	11/01/22	4.48%	22,802	—	22,802
Deptford Mall	04/03/23	3.76%	199,726	—	199,726

Total Fixed Rate Debt for Consolidated Assets		4.26%	$3,792,571	$—	$3,792,571

Victor Valley, Mall of	11/06/14	2.71%	$—	$90,000	$90,000
Superstition Springs Center	10/28/16	1.98%	—	68,237	68,237
Northgate Mall	03/01/17	3.03%	—	64,000	64,000
Fashion Outlets of Chicago(f)(g)	03/05/17	2.95%	—	67,823	67,823
The Macerich Partnership, L.P.—Line of Credit	08/06/18	2.17%	—	250,000	250,000
The Macerich Partnership, L.P.—Term Loan	12/08/18	2.25%	—	125,000	125,000

Total Floating Rate Debt for Consolidated Assets		2.40%	$—	$665,060	$665,060

Total Debt for Consolidated Assets		3.98%	$3,792,571	$665,060	$4,457,631

 The Macerich Company

Supplemental Financial and Operating Information (Unaudited)

Outstanding Debt by Maturity Date

	As of June 30, 2014
Center/Entity (dollars in thousands)	Maturity Date	Effective Interest Rate(a)	Fixed	Floating	Total Debt Balance(a)
II. Unconsolidated Assets (At Company's pro rata share):
Biltmore Fashion Park (50%)(h)	10/01/14	8.25%	$28,829	$—	$28,829
Lakewood Center (51%)	06/01/15	5.43%	127,500	—	127,500
Broadway Plaza (50%)	08/15/15	6.12%	68,871	—	68,871
Washington Square (51%)	01/01/16	6.04%	117,779	—	117,779
North Bridge, The Shops at (50%)	06/15/16	7.52%	96,983	—	96,983
West Acres (19%)	10/01/16	6.41%	11,167	—	11,167
Corte Madera, The Village at (50.1%)	11/01/16	7.27%	38,029	—	38,029
Stonewood Center (51%)	11/01/17	4.67%	53,429	—	53,429
Los Cerritos Center (51%)	07/01/18	4.50%	97,106	—	97,106
Scottsdale Fashion Square (50%)	04/03/23	3.02%	256,223	—	256,223
Tysons Corner Center (50%)	01/01/24	4.13%	419,512	—	419,512
Queens Center (51%)	01/01/25	3.65%	306,000	—	306,000
Wilshire Boulevard (30%)	01/01/33	6.35%	1,625	—	1,625

Total Fixed Rate Debt for Unconsolidated Assets		4.60%	$1,623,053	$—	$1,623,053

Estrella Falls, The Market at (39.71%)	06/01/15	3.11%	$—	$13,319	$13,319
Inland Center (50%)	04/01/16	3.40%	—	25,000	25,000
Kierland Commons (50%)(g)	01/02/18	2.24%	—	67,500	67,500
Boulevard Shops (50%)(g)	12/16/18	2.04%	—	10,047	10,047

Total Floating Rate Debt for Unconsolidated Assets		2.57%	$—	$115,866	$115,866

Total Debt for Unconsolidated Assets		4.46%	$1,623,053	$115,866	$1,738,919

Total Debt		4.11%	$5,415,624	$780,926	$6,196,550

Percentage to Total			87.40%	12.60%	100.00%

(a)
The debt balances include the unamortized debt premiums/discounts. Debt premiums/discounts represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The annual interest rate in the above table represents the effective interest rate, including the debt premiums/discounts and loan financing costs.

(b)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 67.5%.

(c)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.0%.

(d)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 50.1%.

(e)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 84.9%.

(f)
This property is owned by a consolidated joint venture. The above debt balance represents the Company's pro rata share of 60.0%.

(g)
The maturity date assumes that all such extension options are fully exercised and that the Company and/or its affiliates do not opt to refinance the debt prior to these dates.

(h)
The joint venture paid off this loan in full on July 1, 2014.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of June 30, 2014

In-Process Developments and Redevelopments:

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 6/30/2014	Expected Delivery(a)	Stabilized Yield(a)(b)(c)

Broadway Plaza Walnut Creek, CA	Expansion of existing open air center adding 235,000 sf (net) of new shop space to existing 776,000 sf center which is currently anchored by Nordstrom, Neiman Marcus and Macy's. New space created by construction of a more efficient parking structure and the consolidation of stand-alone Macy's Men's Store into a single larger Macy's box. Phase I encompasses demolition of 80,000 sf of existing retail space and construction of 240,000 sf of new retail space for a net increase of 160,000 sf. Phase 2 involves demolition of the existing Macy's Men's building and construction of 75,000 sf of new retail space for a total increase of 235,000 sf of small stores.	* Phase 1 : $240 * Phase 2 : $30	50%	* Phase 1 : $120 * Phase 2 : $15	* Phase 1 : $23 * Phase 2 : $0	* 25% 4Q15 * 50% 2Q16 * 25% 2Q17	9%

		Total: $270		Total: $135	Total: $23
Fashion Outlets of Niagara Falls USA Niagara Falls, NY	Expansion of existing outlet center—Adding 175,000 square feet of new space to existing 526,000 square foot center. Complete remodel and partial remerchandising of existing center	$87	100%	$87	$43	4Q14	10%
Los Cerritos Center Cerritos, CA	200,000 square foot redevelopment, including a Dick's Sporting Goods and a Harkins Theatre	$45	51%	$23	$0	4Q15	8%

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of June 30, 2014

In-Process Developments and Redevelopments: (continued)

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 6/30/2014	Expected Delivery(a)	Stabilized Yield(a)(b)(c)

Santa Monica Place Santa Monica, CA	Movie theater addition—Adding a 48,000 square foot state-of-art, 12-screen ArcLight Cinemas to the third level/Dining Deck	$30	100%	$30	$3	3Q15	8%
Scottsdale Fashion Square Scottsdale, AZ	135,000 square foot expansion to existing 1.8 million square foot center, including a Dick's Sporting Goods and a Harkins Theatre	$30	50%	$15	$1	3Q15	10%
Tysons Corner Center McLean, VA	Mixed-use expansion/densification—Constructing office (500,000 square feet), multifamily (430 units) and hotel (300-room Hyatt Regency) components immediately adjacent to Tysons Corner Center, all of which will be served by the expanded METRO line (opening July 2014) and tied together by a 1.5-acre plaza	* Office: $228 * Hotel: $136 * Multifamily: $160	50%	* Office: $114 * Hotel: $68 * Multifamily: $80	* Office: $85 * Hotel: $45 * Multifamily: $62	* Office: 3Q14 * Hotel: 1Q15 * Multifamily: 1Q15	8%

		Total: $524		Total: $262	Total: $192

Total In-Process		$986		$552	$262

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Forecast
(Dollars in millions)
as of June 30, 2014

Shadow Pipeline of Developments and Redevelopments(d):

Property	Project Type	Total Cost(a)(b) at 100%	Ownership %	Total Cost(a)(b) Pro Rata	Pro Rata Capitalized Costs(b) 6/30/2014	Expected Delivery(a)	Stabilized Yield(a)(b)(c)

500 N. Michigan Ave (contiguous to The Shops at North Bridge) Chicago, IL	25,000 square foot redevelopment/street retail	$15 - $20	100%	$15 - $20	$2	2015 - 2016	10% - 12%
Green Acres Mall Valley Stream, NY	Big box addition of 340,000 square feet	$115 - $120	100%	$115 - $120	$24	3Q16	10%
Kings Plaza Shopping Center Brooklyn, NY	Major remerchandising and redemising	$90 - $100	100%	$90 - $100	$7	2016	8% - 9%
Paradise Valley Mall Phoenix, AZ	Redevelopment (size TBD), including a theater	TBD	100%	TBD	$0	2015 - 2017	TBD

Total Shadow		$220 - $240		$220 - $240	$33

(a)
Much of this information (including the same information presented on pages 34 to 45) is estimated and may change from time to time. See the Company's forward-looking statements disclosure on page 1 for factors that may affect the information provided in this table.

(b)
This excludes GAAP allocations of non-cash and indirect costs.

(c)
Stabilized Yield is calculated based on stabilized income after development divided by project direct costs excluding GAAP allocations of non-cash and indirect costs.

(d)
This section includes potential developments or redevelopments that the Company is considering. The scope of these projects may change. Stabilized Yields are expected to be 8% to 12%. There is no certainty that the Company will develop any or all of these potential projects.

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

The Macerich Company
Supplemental Financial and Operating Information (Unaudited)
Development Pipeline Information
as of June 30, 2014

 The Macerich Company

Corporate Information

Stock Exchange Listing

New York Stock Exchange
Symbol: MAC

        The following table shows high and low sales prices per share of common stock during each quarter in 2014, 2013 and 2012 and dividends per share of common stock declared and paid by quarter:

	Market Quotation per Share		Dividends
Quarter Ended:	High	Low	Declared and Paid
March 31, 2012	$58.08	$49.67	$0.55
June 30, 2012	$62.83	$54.37	$0.55
September 30, 2012	$61.80	$56.02	$0.55
December 31, 2012	$60.03	$54.32	$0.58
March 31, 2013	$64.47	$57.66	$0.58
June 30, 2013	$72.19	$56.68	$0.58
September 30, 2013	$66.12	$55.19	$0.58
December 31, 2013	$60.76	$55.13	$0.62
March 31, 2014	$62.41	$55.21	$0.62
June 30, 2014	$68.28	$61.66	$0.62

Dividend Reinvestment Plan

        Stockholders may automatically reinvest their dividends in additional common stock of the Company through the Direct Investment Program, which also provides for purchase by voluntary cash contributions. For additional information, please contact Computershare Trust Company, N.A. at 800-567-0169.

Corporate Headquarters The Macerich Company 401 Wilshire Boulevard, Suite 700 Santa Monica, California 90401 310-394-6000 www.macerich.com	Transfer Agent Computershare P.O. Box 30170 College Station, TX 77842-3170 800-567-0169 www.computershare.com

Macerich Website

        For an electronic version of our annual report, our SEC filings and documents relating to Corporate Governance, please visit www.macerich.com.

Investor Relations

Jean Wood Vice President, Investor Relations Phone: 424-229-3366 jean.wood@macerich.com	John Perry Senior Vice President, Investor Relations Phone: 424-229-3345 john.perry@macerich.com

QuickLinks

  Exhibit 99.2
The Macerich Company Supplemental Financial and Operating Information Table of Contents
The Macerich Company Supplemental Financial and Operating Information Overview
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Information and Market Capitalization
The Macerich Company Supplemental Financial and Operating Information (unaudited) Changes in Total Common and Equivalent Shares/Units
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
THE MACERICH COMPANY UNAUDITED PRO RATA STATEMENT OF OPERATIONS (Dollars in thousands)
The Macerich Company Notes to Unaudited Pro Rata Statement of Operations
THE MACERICH COMPANY UNAUDITED PRO RATA BALANCE SHEET (All Dollars in thousands)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Supplemental FFO Information(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Capital Expenditures
The Macerich Company Supplemental Financial and Operating Information (unaudited) Regional Shopping Center Portfolio Sales Per Square Foot(a)
Sales Per Square Foot
The Macerich Company Notes to Sales Per Square Foot by Property Ranking (unaudited)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Occupancy(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Average Base Rent Per Square Foot(a)
The Macerich Company Supplemental Financial and Operating Information (unaudited) Cost of Occupancy
The Macerich Company Percentage of Net Operating Income by State
The Macerich Company Property Listing June 30, 2014
Joint Venture List
The Macerich Company Supplemental Financial and Operating Information (unaudited) Debt Summary (at Company's pro rata share)
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Supplemental Financial and Operating Information (Unaudited) Outstanding Debt by Maturity Date
The Macerich Company Corporate Information